THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL OF THE HOLDER SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) SUCH TRANSFER WOULD BE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS. THERE IS NO AND THERE IS NOT GUARANTEED TO BE A PUBLIC MARKET FOR THIS NOTE AND THE SHARES OF CAPITAL STOCK ISSUABLE UPON ANY CONVERSION HEREOF. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

PROMISSORY NOTE
$	(USD)	Oakville, Ontario
August 26, 2003

           FOR VALUE RECEIVED, Magic Lantern Group, Inc., with a principal place of business at 1075 North Service Road West, Unit 27, Oakville, Ontario, L6M 2G2 (the "Borrower"), promises to pay to the order of ____________________________with an address of_____________________________ (The "Lender"), on August , 2004 ("Maturity Date"), the principal sum of $________________ (USD) in the manner hereinafter provided in lawful money of the United States of America.

           This Note shall bear simple interest at the rate of ten percent (10%) per annum payable on the date hereof. In the event that the Note is not paid on or before the Maturity Date, the Lender shall have the option to extend the Maturity Date or to declare this Note to be in default, in which case all principal and accrued interest shall be immediately due and payable. In the event the Lender extends the Maturity Date, interest shall begin to accrue at a rate of ten percent (10%) per annum payable monthly.

           This Note shall be subordinated to any and all indebtedness of the Borrower now or hereafter owing to any bank or similar institutional lender.

           This Note may be prepaid in whole or in part without penalty. No partial prepayment shall extend or postpone the due date or change the amount of any subsequent installment, unless the Holder shall otherwise agree in writing.

           The Borrower hereby expressly waives presentment for payment, demand, notice of dishonor and protest. The Borrower hereby agrees to reimburse the Lender for all reasonable out-of-pocket expenses, including attorneys' fees, incurred in enforcing or attempting to enforce this Note. No course of dealing or conduct and no delay on the part of the Lender in exercising any right hereunder shall operate as a waiver thereof and no consent or waiver in any instance shall operate as a waiver in any other instance. To be effective, any waiver must be in writing and signed by the Lender.

           This Note shall be binding upon the Borrower and its respective successors and assigns and each or any of them. This Note shall be construed under and governed by the laws of the Province of Ontario.

           IN WITNESS WHEREOF, the Borrower has caused these presents to be executed by its duly authorized officer as an instrument under seal, as of the day and year first above written.

Magic Lantern Group, Inc.

By:

Warrant No. A_____

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on____________ /           /, 2004

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

MAGIC LANTERN GROUP, INC.

           FOR VALUE RECEIVED, MAGIC LANTERN GROUP, INC. (the "Company"), a New York corporation, hereby certifies that __________________________________or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on the date hereof ("Commencement Date"), and prior to 5:00 P.M., Eastern Standard Time, on ______/ _____, 2004 a total of ______________ fully paid and non-assessable shares of the Common Stock, par value $.01 per share, of the Company for an aggregate purchase price of $_____________. Such warrants will be exercisable for a period of three (3) years at an exercise price of $_______per share. (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefore, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".) The Per Share Warrant Price is subject to adjustment as hereinafter provided.

           1.         Exercise of Warrant.

                       (a) Cash Exercise. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the date hereof and prior to 5:00 P.M., Eastern Standard Time, on_____________/             /, 2006 (the "Expiration Date"), by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a minimum of 100 shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.

                       (b) Net Issuance. In addition to the rights set forth in Section 1(a) hereof, the Holder shall have the right (the "Conversion Right") to require the Company to convert this Warrant, in whole or in part, at any time prior to the Expiration Date into shares of Common Stock as provided for in this Section 1(b). At the sole option of the Holder, upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Purchase Price) that number of shares of Common Stock equal to: the amount of stock that would result by dividing the "net" Market Value left, after subtracting i) the Aggregate Warrant Price for which this warrant may be exercised, in whole or in part at the discretion of the warrant holder, from (ii) the Fair Market Value of the number of shares of Common Stock for which this Warrant may be exercised, by the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right. This warrant shall automatically be deemed to be exercised in full pursuant to the provisions of this Section 1(b) hereof, without any further action on behalf of the Holder immediately prior to the Expiration Date if not exercised before such date.

                       (c) Fair Market Value. For the purpose of this Section 1, the "Fair Market Value" a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(i)	If the Company's Common Stock is traded on the American Stock Exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then Fair Market Value shall mean the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;
(ii)	If the Determination Date is the date on which the Company's Common Stock is first sold to the public by the Company is a firm commitment public offering under the Securities Act of 1933, as amended (the "1933 Act"), then Fair Market Value shall mean the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering; and
(iii)	If the Determination Date is none of the foregoing clauses (i), (ii), and (iii), then Fair Market Value will be determined by the Company's Board of Directors, acting in good faith.

           2.         Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

           3.         Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefore.

           4.         Transfer.

                       (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Stock to be sold or transferred.

                       (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

                       (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 5, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

                       (d) Transfer. Except as restricted hereby, the Holder in may transfer this Warrant and the Warrant Shares issued whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

                       (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration.

           5.         Demand Registrations.

                       (a) At any time after twelve (12) months following the Commencement Date, by written notice to the Company (a "Demand Notice") Holder may request the Company to affect a registration (a "Demand Registration") of Registrable Securities under the Securities Act for sale. Upon receipt of any Demand Notice, the Company will within 45 days use reasonable commercial efforts to file with the SEC a registration statement covering all of the Registerable Shares such Holder requests, provided, however:

(i)	the Company shall not be obligated to file and cause to become effective any registration statement initiated pursuant to this Section 5, within ninety (120) days of the date any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) for the registration of offerings of Company securities was filed and not withdrawn or was declared effective;
(ii)	the Company may delay the filing or effectiveness of each registration statements initiated pursuant to this Section 5 if at such time (i) the Company is engaged, or has fixed plans to engage within one-hundred and eighty (180) days of the date of such Registration Request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares or (ii) the Company reasonably determines that such registration and offering would (a) be commercially unreasonable due to the financial position of the Company at the time of receipt of such request, or (b) interfere with any material transaction involving the Company as approved by the Board of Directors;
(iii)	In the event that registration on Form S-3 is not permitted under the Securities Act and the regulations promulgated there under, the securities will be registered at such time that short form registration is permitted.

                       (b) The terms "register," "registered," and "registration" as used in this Agreement shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations there under, and the declaration or ordering of the effectiveness of such registration statement.

           6.         Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

           7.         Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

           8.         Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                       (a) The Company at 1075 North Service Road West, Unit 27, Oakville, Ontario, L6M 2G2 or such other address as the Company has designated in writing to the Holder, or

                       (b) The Holder at <Holder Address>, or such other address as the Holder has designated in writing to the Company.

           9.         Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

           10.         Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

[Signature Page Follows]

           IN WITNESS WHEREOF, Magic Lantern Group, Inc. has caused this Warrant to be signed by its Interim Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its _________________ this ____ day of August, 2003.

ATTEST:

By: Robert A. Goddard

(Name)	Title: Interim Chief Executive Officer
Title:

[Corporate Seal]

SUBSCRIPTION

           The undersigned, _______________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of __________________ shares of the Common Stock of LocatePLUS Holdings Corporation covered by said Warrant, and makes payment therefore in full at the price per share provided by said Warrant.

Dated:	Signature:

Address:

ASSIGNMENT

           FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto ___________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ________________________, attorney, to transfer said Warrant on the books of LocatePLUS Holdings Corporation.

Dated:	Signature:

Address:

PARTIAL ASSIGNMENT

           FOR VALUE RECEIVED ______________________ hereby assigns and transfers unto ________________________ the right to purchase __________ shares of the Common Stock of LocatePLUS Holdings Corporation by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of said Warrant on the books of ____________________.

Dated:	Signature:

Address: